                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of JACK F. BENNETT, EDWIN J. GARN, JOHN R. HAIRE, JOHN E. JEUCK, MANUEL H. JOHNSON, PAUL KOLTON and MICHAEL
E. NUGENT, whose signatures appear below, constitutes and appoints David M. Butowsky, Ronald Feiman and Stuart Strauss, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of ANY OF THE DEAN WITTER FUNDS SET FORTH ON SCHEDULE A ATTACHED HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


Dated: May 10, 1994

 /S/Jack F. Bennett                 /S/Manuel H. Johnson
--------------------               ----------------------
    Jack F. Bennett                    Manuel H. Johnson


 /S/Edwin J. Garn                   /S/Paul Kolton
--------------------               -----------------------
    Edwin J. Garn                      Paul Kolton

/S/John R. Haire                    /S/Michael E. Nugent
--------------------               ------------------------
   John R. Haire                       Michael E. Nugent

 /S/John E. Jeuck
--------------------
    John E. Jeuck

                                DEAN WITTER FUNDS

MONEY MARKET

1.  Dean Witter Liquid Asset Fund Inc.
2.  Active Assets Money Trust
3.  Active Assets Tax-Free Trust
4.  Active Assets California Tax-Free Trust
5.  Active Assets Government Securities Trust
6.  Dean Witter Tax-Free Daily Income Trust
7.  Dean Witter U.S. Government Money Market Trust
8.  Dean Witter California Tax-Free Daily Income Trust
9.  Dean Witter New York Municipal Money Market Trust

EQUITY FUNDS

10.  Dean Witter American Value Fund
11.  Dean Witter Dividend Growth Securities Inc.
12.  Dean Witter Capital Growth Securities
13.  Dean Witter Natural Resource Development Securities Inc.
14.  Dean Witter Precious Metals & Minerals Trust
15.  Dean Witter Developing Growth Securities Trust
16.  Dean Witter World Wide Investment Trust
17.  Dean Witter Value-Added Market Series
18.  Dean Witter European Growth Fund Inc.
19.  Dean Witter Pacific Growth Fund Inc.
20.  Dean Witter Equity Income Trust
21.  Dean Witter Utilities Fund
22.  Dean Witter Health Sciences Trust
23.  Dean Witter Global Dividend Growth Securities

ASSET ALLOCATION FUNDS

24.  Dean Witter Managed Assets Trust
25.  Dean Witter Strategist Fund

FIXED-INCOME FUNDS

26. Dean Witter High Yield Securities Inc.
27. Dean Witter Convertible Securities Trust
28. Dean Witter Intermediate Income Securities
29. Dean Witter World Wide Income Trust
30. Dean Witter Global Short-Term Income Fund Inc.
31. Dean Witter Diversified Income Trust
32. Dean Witter Premier Income Trust
33. Dean Witter U.S. Government Securities Trust
34. Dean Witter Federal Securities Trust

35. Dean Witter Short-Term U.S. Treasury Trust
36. Dean Witter Tax-Exempt Securities Trust
37. Dean Witter California Tax-Free Income Fund
38. Dean Witter New York Tax-Free Income Fund
39. Dean Witter Multi-State Municipal Series Trust
Arizona Series
California Series
Florida Series
Massachusetts Series
Michigan Series
Minnesota Series
New Jersey Series
New York Series
Ohio Series
Pennsylvania Series
40. Dean Witter Select Municipal Reinvestment Fund
41. Dean Witter Limited Term Municipal Trust

SPECIAL PURPOSE FUNDS

42. Dean Witter Variable Investment Series
Money Market Portfolio
Quality Income Plus Portfolio
High Yield Portfolio
Utilities Portfolio
Dividend Growth Portfolio
Capital Growth Portfolio
European Growth Portfolio
Equity Portfolio
Managed Assets Portfolio
43. Dean Witter Retirement Series
Liquid Asset Series
U.S. Government Money Market Series
U.S. Government Securities Series
Intermediate Income Securities Series
American Value Series
Capital Growth Series
Dividend Growth Series
Strategist Series
Utilities Series
Value-Added Market Series
Global Equity Series

CLOSED-END FUNDS

44. High Income Advantage Trust
45. High Income Advantage Trust II
46. High Income Advantage Trust III
47. InterCapital Income Securities Inc.
48. Dean Witter Government Income Trust
49. InterCapital Insured Municipal Bond Trust
50. InterCapital Insured Municipal Trust
51. InterCapital Quality Municipal Investment Trust
52. InterCapital Quality Municipal Income Trust
53. Municipal Income Trust
54. Municipal Income Trust II
55. Municipal Income Trust III
56. Municipal Income Opportunities Trust
57. Municipal Income Opportunities Trust II
58. Municipal Income Opportunities Trust III
59. Municipal Premium Income Trust
60. Prime Income Trust
61. InterCapital Insured Municipal Income Trust
62. InterCapital California Insured Municipal Income Trust
63. InterCapital Quality Municipal Securities
64. InterCapital California Quality Municipal Securities
65. InterCapital New York Quality Municipal Securities

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that MICHAEL BOZIC, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald Feiman and Stuart Strauss, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of ANY OF THE DEAN WITTER FUNDS SET FORTH ON SCHEDULE A ATTACHED HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


Dated: April 15, 1994




/S/ Michael Bozic
------------------
    Michael Bozic

                                DEAN WITTER FUNDS

MONEY MARKET

1.  Dean Witter Liquid Asset Fund Inc.
2.  Active Assets Money Trust
3.  Active Assets Tax-Free Trust
4.  Active Assets California Tax-Free Trust
5.  Active Assets Government Securities Trust
6.  Dean Witter Tax-Free Daily Income Trust
7.  Dean Witter U.S. Government Money Market Trust
8.  Dean Witter California Tax-Free Daily Income Trust
9.  Dean Witter New York Municipal Money Market Trust

EQUITY FUNDS

10.  Dean Witter American Value Fund
11.  Dean Witter Dividend Growth Securities Inc.
12.  Dean Witter Capital Growth Securities
13.  Dean Witter Natural Resource Development Securities Inc.
14.  Dean Witter Precious Metals & Minerals Trust
15.  Dean Witter Developing Growth Securities Trust
16.  Dean Witter World Wide Investment Trust
17.  Dean Witter Value-Added Market Series
18.  Dean Witter European Growth Fund Inc.
19.  Dean Witter Pacific Growth Fund Inc.
20.  Dean Witter Equity Income Trust
21.  Dean Witter Utilities Fund
22.  Dean Witter Health Sciences Trust
23.  Dean Witter Global Dividend Growth Securities
24.  Dean Witter Global Utilities Fund

ASSET ALLOCATION FUNDS

25.  Dean Witter Managed Assets Trust
26.  Dean Witter Strategist Fund

FIXED-INCOME FUNDS

27. Dean Witter High Yield Securities Inc.
28. Dean Witter Convertible Securities Trust
29. Dean Witter Intermediate Income Securities
30. Dean Witter World Wide Income Trust
31. Dean Witter Global Short-Term Income Fund Inc.
32. Dean Witter Diversified Income Trust
33. Dean Witter Premier Income Trust
34. Dean Witter U.S. Government Securities Trust
35. Dean Witter Federal Securities Trust

36. Dean Witter Short-Term U.S. Treasury Trust
37. Dean Witter Tax-Exempt Securities Trust
38. Dean Witter California Tax-Free Income Fund
39. Dean Witter New York Tax-Free Income Fund
40. Dean Witter Multi-State Municipal Series Trust
Arizona Series
California Series
Florida Series
Massachusetts Series
Michigan Series
Minnesota Series
New Jersey Series
New York Series
Ohio Series
Pennsylvania Series
41. Dean Witter Select Municipal Reinvestment Fund
42. Dean Witter Limited Term Municipal Trust
43. Dean Witter Short-Term Bond Fund

SPECIAL PURPOSE FUNDS

44. Dean Witter Variable Investment Series
Money Market Portfolio
Quality Income Plus Portfolio
High Yield Portfolio
Utilities Portfolio
Dividend Growth Portfolio
Capital Growth Portfolio
European Growth Portfolio
Equity Portfolio
Managed Assets Portfolio
45. Dean Witter Retirement Series
Liquid Asset Series
U.S. Government Money Market Series
U.S. Government Securities Series
Intermediate Income Securities Series
American Value Series
Capital Growth Series
Dividend Growth Series
Strategist Series
Utilities Series
Value-Added Market Series
Global Equity Series

CLOSED-END FUNDS

46. High Income Advantage Trust
47. High Income Advantage Trust II
48. High Income Advantage Trust III
49. InterCapital Income Securities Inc.
50. Dean Witter Government Income Trust
51. InterCapital Insured Municipal Bond Trust
52. InterCapital Insured Municipal Trust
53. InterCapital Quality Municipal Investment Trust
54. InterCapital Quality Municipal Income Trust
55. Municipal Income Trust
56. Municipal Income Trust II
57. Municipal Income Trust III
58. Municipal Income Opportunities Trust
59. Municipal Income Opportunities Trust II
60. Municipal Income Opportunities Trust III
61. Municipal Premium Income Trust
62. Prime Income Trust
63. InterCapital Insured Municipal Income Trust
64. InterCapital California Insured Municipal Income Trust
65. InterCapital Quality Municipal Securities
66. InterCapital California Quality Municipal Securities
67. InterCapital New York Quality Municipal Securities
68. InterCapital California Insured Municipal Securities
69. InterCapital Insured Municipal Securities

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that each of CHARLES A. FIUMEFREDDO and EDWARD R. TELLING, whose signatures appear below, constitutes and appoints Sheldon Curtis, Marilyn K. Cranney and Barry Fink, or any of them, his true and lawful attorneys-in-fact and agent, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of ANY OF THE DEAN WITTER FUNDS SET FORTH ON SCHEDULE A ATTACHED HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


Dated: May 10, 1994






  /S/Charles A. Fiumefreddo             /S/Edward R. Telling
---------------------------             --------------------
     Charles A. Fiumefreddo                Edward R. Telling

                             DEAN WITTER FUNDS

MONEY MARKET

1.  Dean Witter Liquid Asset Fund Inc.
2.  Active Assets Money Trust
3.  Active Assets Tax-Free Trust
4.  Active Assets California Tax-Free Trust
5.  Active Assets Government Securities Trust
6.  Dean Witter Tax-Free Daily Income Trust
7.  Dean Witter U.S. Government Money Market Trust
8.  Dean Witter California Tax-Free Daily Income Trust
9.  Dean Witter New York Municipal Money Market Trust

EQUITY FUNDS

10.  Dean Witter American Value Fund
11.  Dean Witter Dividend Growth Securities Inc.
12.  Dean Witter Capital Growth Securities
13.  Dean Witter Natural Resource Development Securities Inc.
14.  Dean Witter Precious Metals & Minerals Trust
15.  Dean Witter Developing Growth Securities Trust
16.  Dean Witter World Wide Investment Trust
17.  Dean Witter Value-Added Market Series
18.  Dean Witter European Growth Fund Inc.
19.  Dean Witter Pacific Growth Fund Inc.
20.  Dean Witter Equity Income Trust
21.  Dean Witter Utilities Fund
22.  Dean Witter Health Sciences Trust
23.  Dean Witter Global Dividend Growth Securities

ASSET ALLOCATION FUNDS

24.  Dean Witter Managed Assets Trust
25.  Dean Witter Strategist Fund

FIXED-INCOME FUNDS

26. Dean Witter High Yield Securities Inc.
27. Dean Witter Convertible Securities Trust
28. Dean Witter Intermediate Income Securities
29. Dean Witter World Wide Income Trust
30. Dean Witter Global Short-Term Income Fund Inc.
31. Dean Witter Diversified Income Trust
32. Dean Witter Premier Income Trust
33. Dean Witter U.S. Government Securities Trust
34. Dean Witter Federal Securities Trust

35. Dean Witter Short-Term U.S. Treasury Trust
36. Dean Witter Tax-Exempt Securities Trust
37. Dean Witter California Tax-Free Income Fund
38. Dean Witter New York Tax-Free Income Fund
39. Dean Witter Multi-State Municipal Series Trust
Arizona Series
California Series
Florida Series
Massachusetts Series
Michigan Series
Minnesota Series
New Jersey Series
New York Series
Ohio Series
Pennsylvania Series
40. Dean Witter Select Municipal Reinvestment Fund
41. Dean Witter Limited Term Municipal Trust

SPECIAL PURPOSE FUNDS

42. Dean Witter Variable Investment Series
Money Market Portfolio
Quality Income Plus Portfolio
High Yield Portfolio
Utilities Portfolio
Dividend Growth Portfolio
Capital Growth Portfolio
European Growth Portfolio
Equity Portfolio
Managed Assets Portfolio
43. Dean Witter Retirement Series
Liquid Asset Series
U.S. Government Money Market Series
U.S. Government Securities Series
Intermediate Income Securities Series
American Value Series
Capital Growth Series
Dividend Growth Series
Strategist Series
Utilities Series
Value-Added Market Series
Global Equity Series

CLOSED-END FUNDS

44. High Income Advantage Trust
45. High Income Advantage Trust II
46. High Income Advantage Trust III
47. InterCapital Income Securities Inc.
48. Dean Witter Government Income Trust
49. InterCapital Insured Municipal Bond Trust
50. InterCapital Insured Municipal Trust
51. InterCapital Quality Municipal Investment Trust
52. InterCapital Quality Municipal Income Trust
53. Municipal Income Trust
54. Municipal Income Trust II
55. Municipal Income Trust III
56. Municipal Income Opportunities Trust
57. Municipal Income Opportunities Trust II
58. Municipal Income Opportunities Trust III
59. Municipal Premium Income Trust
60. Prime Income Trust
61. InterCapital Insured Municipal Income Trust
62. InterCapital California Insured Municipal Income Trust
63. InterCapital Quality Municipal Securities
64. InterCapital California Quality Municipal Securities
65. InterCapital New York Quality Municipal Securities

                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that PHILIP J. PURCELL, whose signature appears below, constitutes and appoints Sheldon Curtis, Marilyn K. Cranney and Barry Fink, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of ANY OF THE DEAN WITTER FUNDS SET FORTH ON SCHEDULE A ATTACHED HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


Dated: April 8, 1994






 /S/ Philip J. Purcell
-----------------------
     Philip J. Purcell

                                DEAN WITTER FUNDS

MONEY MARKET

1.  Dean Witter Liquid Asset Fund Inc.
2.  Active Assets Money Trust
3.  Active Assets Tax-Free Trust
4.  Active Assets California Tax-Free Trust
5.  Active Assets Government Securities Trust
6.  Dean Witter Tax-Free Daily Income Trust
7.  Dean Witter U.S. Government Money Market Trust
8.  Dean Witter California Tax-Free Daily Income Trust
9.  Dean Witter New York Municipal Money Market Trust

EQUITY FUNDS

10.  Dean Witter American Value Fund
11.  Dean Witter Dividend Growth Securities Inc.
12.  Dean Witter Capital Growth Securities
13.  Dean Witter Natural Resource Development Securities Inc.
14.  Dean Witter Precious Metals & Minerals Trust
15.  Dean Witter Developing Growth Securities Trust
16.  Dean Witter World Wide Investment Trust
17.  Dean Witter Value-Added Market Series
18.  Dean Witter European Growth Fund Inc.
19.  Dean Witter Pacific Growth Fund Inc.
20.  Dean Witter Equity Income Trust
21.  Dean Witter Utilities Fund
22.  Dean Witter Health Sciences Trust
23.  Dean Witter Global Dividend Growth Securities
24.  Dean Witter Global Utilities Fund

ASSET ALLOCATION FUNDS

25.  Dean Witter Managed Assets Trust
26.  Dean Witter Strategist Fund

FIXED-INCOME FUNDS

27. Dean Witter High Yield Securities Inc.
28. Dean Witter Convertible Securities Trust
29. Dean Witter Intermediate Income Securities
30. Dean Witter World Wide Income Trust
31. Dean Witter Global Short-Term Income Fund Inc.
32. Dean Witter Diversified Income Trust
33. Dean Witter Premier Income Trust
34. Dean Witter U.S. Government Securities Trust
35. Dean Witter Federal Securities Trust

36. Dean Witter Short-Term U.S. Treasury Trust
37. Dean Witter Tax-Exempt Securities Trust
38. Dean Witter California Tax-Free Income Fund
39. Dean Witter New York Tax-Free Income Fund
40. Dean Witter Multi-State Municipal Series Trust
Arizona Series
California Series
Florida Series
Massachusetts Series
Michigan Series
Minnesota Series
New Jersey Series
New York Series
Ohio Series
Pennsylvania Series
41. Dean Witter Select Municipal Reinvestment Fund
42. Dean Witter Limited Term Municipal Trust
43. Dean Witter Short-Term Bond Fund

SPECIAL PURPOSE FUNDS

44. Dean Witter Variable Investment Series
Money Market Portfolio
Quality Income Plus Portfolio
High Yield Portfolio
Utilities Portfolio
Dividend Growth Portfolio
Capital Growth Portfolio
European Growth Portfolio
Equity Portfolio
Managed Assets Portfolio
45. Dean Witter Retirement Series
Liquid Asset Series
U.S. Government Money Market Series
U.S. Government Securities Series
Intermediate Income Securities Series
American Value Series
Capital Growth Series
Dividend Growth Series
Strategist Series
Utilities Series
Value-Added Market Series
Global Equity Series

CLOSED-END FUNDS

46. High Income Advantage Trust
47. High Income Advantage Trust II
48. High Income Advantage Trust III
49. InterCapital Income Securities Inc.
50. Dean Witter Government Income Trust
51. InterCapital Insured Municipal Bond Trust
52. InterCapital Insured Municipal Trust
53. InterCapital Quality Municipal Investment Trust
54. InterCapital Quality Municipal Income Trust
55. Municipal Income Trust
56. Municipal Income Trust II
57. Municipal Income Trust III
58. Municipal Income Opportunities Trust
59. Municipal Income Opportunities Trust II
60. Municipal Income Opportunities Trust III
61. Municipal Premium Income Trust
62. Prime Income Trust
63. InterCapital Insured Municipal Income Trust
64. InterCapital California Insured Municipal Income Trust
65. InterCapital Quality Municipal Securities
66. InterCapital California Quality Municipal Securities
67. InterCapital New York Quality Municipal Securities
68. InterCapital California Insured Municipal Securities
69. InterCapital Insured Municipal Securities

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that JOHN L. SCHROEDER, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald Feiman and Stuart Strauss, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of ANY OF THE DEAN WITTER FUNDS SET FORTH ON SCHEDULE A ATTACHED HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.


Dated: April 13, 1994




/S/ John L. Schroeder
----------------------
    John L. Schroeder

                                DEAN WITTER FUNDS

MONEY MARKET

1.  Dean Witter Liquid Asset Fund Inc.
2.  Active Assets Money Trust
3.  Active Assets Tax-Free Trust
4.  Active Assets California Tax-Free Trust
5.  Active Assets Government Securities Trust
6.  Dean Witter Tax-Free Daily Income Trust
7.  Dean Witter U.S. Government Money Market Trust
8.  Dean Witter California Tax-Free Daily Income Trust
9.  Dean Witter New York Municipal Money Market Trust

EQUITY FUNDS

10.  Dean Witter American Value Fund
11.  Dean Witter Dividend Growth Securities Inc.
12.  Dean Witter Capital Growth Securities
13.  Dean Witter Natural Resource Development Securities Inc.
14.  Dean Witter Precious Metals & Minerals Trust
15.  Dean Witter Developing Growth Securities Trust
16.  Dean Witter World Wide Investment Trust
17.  Dean Witter Value-Added Market Series
18.  Dean Witter European Growth Fund Inc.
19.  Dean Witter Pacific Growth Fund Inc.
20.  Dean Witter Equity Income Trust
21.  Dean Witter Utilities Fund
22.  Dean Witter Health Sciences Trust
23.  Dean Witter Global Dividend Growth Securities
24.  Dean Witter Global Utilities Fund

ASSET ALLOCATION FUNDS

25.  Dean Witter Managed Assets Trust
26.  Dean Witter Strategist Fund

FIXED-INCOME FUNDS

27. Dean Witter High Yield Securities Inc.
28. Dean Witter Convertible Securities Trust
29. Dean Witter Intermediate Income Securities
30. Dean Witter World Wide Income Trust
31. Dean Witter Global Short-Term Income Fund Inc.
32. Dean Witter Diversified Income Trust
33. Dean Witter Premier Income Trust
34. Dean Witter U.S. Government Securities Trust
35. Dean Witter Federal Securities Trust

36. Dean Witter Short-Term U.S. Treasury Trust
37. Dean Witter Tax-Exempt Securities Trust
38. Dean Witter California Tax-Free Income Fund
39. Dean Witter New York Tax-Free Income Fund
40. Dean Witter Multi-State Municipal Series Trust
Arizona Series
California Series
Florida Series
Massachusetts Series
Michigan Series
Minnesota Series
New Jersey Series
New York Series
Ohio Series
Pennsylvania Series
41. Dean Witter Select Municipal Reinvestment Fund
42. Dean Witter Limited Term Municipal Trust
43. Dean Witter Short-Term Bond Fund

SPECIAL PURPOSE FUNDS

44. Dean Witter Variable Investment Series
Money Market Portfolio
Quality Income Plus Portfolio
High Yield Portfolio
Utilities Portfolio
Dividend Growth Portfolio
Capital Growth Portfolio
European Growth Portfolio
Equity Portfolio
Managed Assets Portfolio
45. Dean Witter Retirement Series
Liquid Asset Series
U.S. Government Money Market Series
U.S. Government Securities Series
Intermediate Income Securities Series
American Value Series
Capital Growth Series
Dividend Growth Series
Strategist Series
Utilities Series
Value-Added Market Series
Global Equity Series

CLOSED-END FUNDS

46. High Income Advantage Trust
47. High Income Advantage Trust II
48. High Income Advantage Trust III
49. InterCapital Income Securities Inc.
50. Dean Witter Government Income Trust
51. InterCapital Insured Municipal Bond Trust
52. InterCapital Insured Municipal Trust
53. InterCapital Quality Municipal Investment Trust
54. InterCapital Quality Municipal Income Trust
55. Municipal Income Trust
56. Municipal Income Trust II
57. Municipal Income Trust III
58. Municipal Income Opportunities Trust
59. Municipal Income Opportunities Trust II
60. Municipal Income Opportunities Trust III
61. Municipal Premium Income Trust
62. Prime Income Trust
63. InterCapital Insured Municipal Income Trust
64. InterCapital California Insured Municipal Income Trust
65. InterCapital Quality Municipal Securities
66. InterCapital California Quality Municipal Securities
67. InterCapital New York Quality Municipal Securities
68. InterCapital California Insured Municipal Securities
69. InterCapital Insured Municipal Securities